EXHIBIT 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the Quarterly Report of W. S. INDUSTRIES, INC. (the "Company") on Form 10-Q for the period ending February 28, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James F. Dempsey, President and Chief Executive Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to
Section 906 of the  Sarbanes-Oxley  Act of 2002,  that to my  knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: April 13, 2009


                                 By: /s/ JAMES F. DEMPSEY
                                     _____________________________
                                         James F. Dempsey
                                         Chief  Financial  Officer